UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report: December 9, 2005

(Date of earliest event reported:)

DUKE ENERGY CORPORATION

(Exact name of registrant as specified in charter)

NORTH CAROLINA	1-4928	56-0205520
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

526 South Church Street Charlotte, North Carolina	28202-1803
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 704-594-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

Duke Energy Corporation’s reports, filings and other public announcements may contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can typically identify forward-looking statements by the use of forward-looking words, such as “may,” “will,” “could,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “potential,” “plan,” “forecast” and other similar words. Those statements represent Duke Energy’s intentions, plans, expectations, assumptions and beliefs about future events and are subject to risks, uncertainties and other factors. Many of those factors are outside Duke Energy’s control and could cause actual results to differ materially from the results expressed or implied by those forward-looking statements. Those factors include:

•	State, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, have an impact on rate structures, and affect the speed at and degree to which competition enters the electric and natural gas industries

•	The outcomes of litigation and regulatory investigations, proceedings or inquiries

•	Industrial, commercial and residential growth in Duke Energy’s service territories

•	The weather and other natural phenomena, including the economic, operational and other effects of Hurricanes Katrina and Rita

•	The timing and extent of changes in commodity prices, interest rates and foreign currency exchange rates

•	General economic conditions, including any potential effects arising from terrorist attacks and any consequential hostilities or other hostilities or other external factors over which Duke Energy has no control

•	Changes in environmental and other laws and regulations to which Duke Energy and its subsidiaries are subject

•	The results of financing efforts, including Duke Energy’s ability to obtain financing on favorable terms, which can be affected by various factors, including Duke Energy’s credit ratings and general economic conditions

•	Declines in the market prices of equity securities and resultant cash funding requirements for Duke Energy’s defined benefit pension plans

•	The level of creditworthiness of counterparties to Duke Energy’s transactions

•	The amount of collateral required to be posted from time to time in Duke Energy’s transactions

•	Growth in opportunities for Duke Energy’s business units, including the timing and success of efforts to develop real estate, domestic and international power, pipeline, gathering, processing and other infrastructure projects

•	Competition and regulatory limitations affecting the success of Duke Energy’s divestiture plans, including the prices at which Duke Energy is able to sell its assets

•	The performance of electric generation, pipeline and gas processing facilities

•	The extent of success in connecting natural gas supplies to gathering and processing systems and in connecting and expanding gas and electric markets

•	The effect of accounting pronouncements issued periodically by accounting standard-setting bodies

•	Conditions of the capital markets and equity markets during the periods covered by the forward-looking statements and

•	The ability to successfully complete merger, acquisition or divestiture plans (including the merger with Cinergy Corp.); regulatory or other limitations imposed as a result of a merger, acquisition or divestiture; and the success of the business following a merger, acquisition or divestiture

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than Duke Energy has described. Duke Energy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 8.01 Other Events

During the third quarter of 2005, Duke Energy Corporation’s (collectively with its subsidiaries, Duke Energy’s) Board of Directors authorized and directed management to execute the sale or disposition of substantially all of Duke Energy North America’s (DENA’s) remaining assets and contracts outside the Midwestern United States and certain contractual positions related to the Midwestern assets. Management intends to retain DENA’s Midwestern generation assets, consisting of approximately 3,600 megawatts of power generation, and certain contracts related to the Midwestern generating facilities, as the anticipated merger with Cinergy provides a sustainable business model for those assets. The exit plan is expected to be completed by the end of the third quarter of 2006. In addition, management will continue to wind down the limited remaining operations of Duke Energy Trading and Marketing, LLC (DETM, Duke Energy’s 60/40 joint venture with Exxon Mobil Corporation).

The DENA assets to be divested include:

•	Approximately 6,200 megawatts of power generation located primarily in the western and eastern United States, including the Ft. Frances generation facility in Ontario, Canada and all of the commodity contracts (primarily forward gas and power contracts) related to these facilities,

•	All remaining commodity contracts related to DENA’s Southeastern generation operations, which were substantially disposed of in 2004, and certain commodity contracts related to DENA’s Midwestern power generation facilities, and

•	Contracts related to DENA’s energy marketing and management activities, which include gas storage and transportation, structured power and other contracts.

The results of operations of DENA’s western and eastern United States generation assets, including related commodity contracts, the Ft. Frances generation assets, substantially all of the contracts related to DENA’s energy marketing and management activities and certain general and administrative costs, are required to be presented as discontinued operations in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-lived Assets.” Duke Energy’s Form 10-Q for the quarter ended September 30, 2005 reflects these operations as discontinued for all periods presented and DENA’s continuing operations are retrospectively reported as Other for Duke Energy’s segment disclosures beginning in 2005.

Additionally, in connection with this exit plan, DENA transferred its 50% investment in the McMahon facility in British Columbia, Canada to Duke Energy’s Natural Gas Transmission segment. Prior period segment results for Natural Gas Transmission were retrospectively adjusted in Duke Energy’s Form 10-Q for the quarter ended September 30, 2005 to include the McMahon facility.

Also during the third quarter of 2005, Duke Energy completed the previously announced agreement with ConocoPhillips to reduce Duke Energy’s ownership interest in Duke Energy Field Services LLC (DEFS) from 69.7% to 50%. In connection with the DEFS disposition transaction, DEFS transferred its Canadian natural gas gathering and processing facilities to Natural Gas Transmission. Duke Energy’s Form 10-Q for the quarter ended September 30, 2005 reflects segment results for Field Services excluding the results of operations of these Canadian gathering and processing facilities, while segment results for Natural Gas Transmission were adjusted to include the results of operations of these Canadian gathering and processing facilities for all periods presented.

The rules of the Securities and Exchange Commission (SEC) require the re-issue of Duke Energy’s previously issued financial statements to reflect the subsequent reclassification of operations to discontinued operations if those financial statements are incorporated by reference in subsequent filings made with the SEC under the Securities Act of 1933, as amended. Accordingly, Duke Energy is re-issuing its historical Selected Financial Data, Financial Statements and Supplementary Data, and Management’s Discussion and Analysis of Financial Condition and Results of Operations for each of the three years in the period ending December 31, 2004 (five years for the purposes of Selected Financial Data), the three months ending March 31, 2005 and the three and six months ending June 30, 2005 to conform prior periods to the current reporting structure as described above. The information in this Form 8-K updates and supercedes Part II, Items 6, 7, 7a and 8 and Exhibit 12, Computation of Ratio of Earnings to Fixed Charges, of Duke Energy’s Form 10-K for the year ended December 31, 2004 and also updates and supercedes Part I, Items 1, 2 and 3 of Duke Energy’s Form 10-Q for the quarters ended March 31, 2005 and June 30, 2005.

Subsequent events occurring since the original filing dates have been updated from those presented in Duke Energy’s original Form 10-K for the year ended December 31, 2004, Form 10-Q for the quarter ended March 31, 2005 and Form 10-Q for the quarter ended June 30, 2005 for the items described above. Additionally, subsequent events in Duke Energy’s Form 10-K for the year ended December 31, 2004 and Form 10-Q for the quarter ended March 31, 2005 have been updated for the planned Cinergy merger. No attempt has been made in this Form 8-K to modify or update other disclosures as presented in the original filings. These revisions do not affect consolidated net income, total assets, total liabilities or stockholders’ equity.

ITEM 9.01 Financial Statements And Exhibits.

Exhibit Number
99.1	For the year ended December 31, 2004:

Part II, Item 6: Selected Financial Data

Part II, Item 7: Management’s Discussion and Analysis of Results of Operations and Financial Condition

Part II, Item 7A: Quantitative and Qualitative Disclosures About Market Risk

Part II, Item 8: Financial Statements and Supplementary Data

Part IV, Exhibits and Financial Statement Schedule, Exhibit No. 12, Computation of Ratio of Earnings to Fixed Charges

99.2	For the quarter ended March 31, 2005:

Part I, Item 1: Financial Statements

Part I, Item 2: Management’s Discussion and Analysis of Results of Operations and Financial Condition

Part I, Item 3: Quantitative and Qualitative Disclosures About Market Risk

99.3	For the quarter ended June 30, 2005:

Part I, Item 1: Financial Statements

Part I, Item 2: Management’s Discussion and Analysis of Results of Operations and Financial Condition

Part I, Item 3: Quantitative and Qualitative Disclosures About Market Risk

99.4	Consent of Independent Registered Public Accounting Firm

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2005	DUKE ENERGY CORPORATION

	By:	/s/ Steven K.Young
Steven K. Young Vice President and Controller

EXHIBIT INDEX